 Prospectus

JANUARY 31, 2005

Waddell & Reed Advisors Cash Management

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

WADDELL & REED ADVISORS FUNDS
Supplement dated June 30, 2005
to
Waddell & Reed Advisors Funds Equity Prospectus dated October 29, 2004
and
Waddell & Reed Advisors Funds Fixed Income and Money Market Funds
Prospectus dated January 31, 2005

The following information supplements the disclosure regarding the purchase of Class B and Class C shares in the section of the prospectus entitled "Your Account":

Effective July 1, 2005, if you are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons, you may not purchase Class B shares. In such case, your requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the selling broker's responsibility to apply the limitation for such purchases.

Effective July 1, 2005, if you are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons, you may not purchase Class C shares. In such case, your requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the selling broker's responsibility to apply the limitation for such purchases.

The following information replaces the footnote regarding Legend Equities Corporation under the chart of sales charges on Class A shares in the section entitled "Choosing a Share Class":

1Until August 31, 2005, Legend Equities Corporation receives a dealer reallowance in the full amount of the Class A sales charge.

The following information supplements the disclosure regarding management of the Funds:

Effective May 25, 2005, Keith A. Tucker resigned his position as Chairman of the Board and Director of each of the Funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (the "Funds") as well as his positions with Waddell & Reed Financial, Inc. and its affiliates. The Members of the Board of Directors of each of the Funds, at a meeting held in person, unanimously elected Henry J. Herrmann, Director and President of each of the Funds, as Chairman of the Board of Directors of each of the Funds. Mr. Herrmann has also been appointed the Chief Executive Officer of Waddell & Reed Financial, Inc., succeeding Mr. Tucker.

Effective June 20, 2005, Michael L. Avery was appointed Chief Investment Officer of Waddell & Reed Financial, Inc., Waddell & Reed Investment Management Company, and Ivy Investment Management Company. He succeeds Mr. Herrmann, who had held the position of Chief Investment Officer since 1987. Mr. Avery joined Waddell & Reed in 1981 and has been Director of Equity Research since 1987. He has been a portfolio manager since 1997. Mr. Avery will continue his responsibilities as a portfolio manager.

Effective June 20, 2005, Matthew T. Norris was appointed Director of Equity Research to succeed Mr. Avery. Mr. Norris joined Waddell & Reed in 2003, and had been a portfolio manager for Advantus Capital Management from 1997 to 2003. Mr. Norris will continue his responsibilities as a portfolio manager.

In conjunction with the above changes, two research analysts have been promoted to assistant portfolio managers. Ryan F. Caldwell, who covers the financial industry as an analyst, becomes assistant portfolio manager for Waddell & Reed Advisors Asset Strategy Fund, W&R Target Asset Strategy Portfolio and Ivy Asset Strategy Fund, assisting Mr. Avery; however, Mr. Avery and co-manager Daniel J. Vrabac remain primarily responsible for the management of these funds. Mr. Caldwell has seven years of experience and has been with Waddell & Reed for four years. Peter V. Morris, who analyzes a number of sectors including energy technology, machinery and coal, has been named assistant portfolio manager for Waddell & Reed Advisors Value Fund, W&R Target Value Portfolio and Ivy Value Fund, assisting Mr. Norris; however, Mr. Norris remains primarily responsible for the management of these funds. Both Mr. Caldwell and Mr. Morris retain their research analyst responsibilities.

NUS 1000I

Contents
5	An Overview of the Fund
9	Additional Information about Principal Investment Strategies,
Other Investments and Risks
11	Your Account
11	Choosing a Share Class
14	Ways to Set Up Your Account
15	Buying Shares
17	Selling Shares
21	Exchange Privileges
24	Distributions and Taxes
26	The Management of the Fund
26	Portfolio Management
26	Management Fee
27	Financial Highlights

Waddell & Reed Advisors Cash Management, Inc.

An Overview of the Fund Objective

To seek maximum current income consistent with stability of principal.

Principal Strategies

Waddell & Reed Advisors Cash Management (formerly United Cash Management, Inc.®) seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or if unrated, are of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a NAV of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Cash Management. These include:

*	securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund
*
a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's income

*	an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline
*	the credit quality and other conditions of the issuers whose securities the Fund holds
*	WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.
*	adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Cash Management is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Cash Management

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

The performance table shows average annual total returns.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart Of Year-By-Year Returns

as of December 31 each year

1995	5.30%
1996	4.74%
1997	4.91%
1998	4.97%
1999	4.61%
2000	5.82%
2001	3.68%
2002	1.12%
2003	0.44%
2004	0.52%

In the period shown in the chart, the highest quarterly return was 1.57% (the fourth quarter of 2000) and the lowest quarterly return was 0.04% (the first quarter of 2004). As of December 31, 2004, the 7-day yield was 1.34%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns
as of December 31, 2004	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)

Class A	0.52%	2.30%	3.58%
Class B (began on 9-9-99)[1]	-3.97%	1.39%	1.72%
Class C (began on 9-9-99)[1]	0.03%	1.54%	1.68%

1As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investments.

Fees and Expenses

Waddell & Reed Advisors Cash Management

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)	Class A	Class B1	Class C1

Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)[2]
(as a percentage of lesser of amount invested
or redemption value)	None	5%	1%
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None	None	None

Annual Fund Operating Expenses[4]

(expenses that are deducted from Fund assets)	Class A	Class B1	Class C1
Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	1.00%	1.00%
Other Expenses	0.52%	0.56%	0.63%
Total Annual Fund Operating Expenses	0.92%	1.96%	2.03%
1Class B and Class C are not available for direct investments.

2The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

3If you choose to receive your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

4The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive sufficient expenses to prevent the yield for any class falling below 0.01%, subject to WRIMCO's right to change or terminate this waiver.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years

Class A	$94	$293	$509	$1,131
Class B	599	915	1,157	2,014[1]
Class C	206[2]	637	1,093	2,358

If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years

Class A	$ 94	$293	$ 509	$1,131
Class B	199	615	1,057	2,014[1]
Class C	206	637	1,093	2,358
1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information about Principal
Investment Strategies, Other Investments and Risks

The Fund seeks to achieve its objective of seeking maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the 1940 Act. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. government securities (including obligations of U.S. government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issuers)
  corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other U.S. government securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the credit quality of the particular issuer or guarantor of the security the maturity of the security
  the relative value of the security

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Risks. An investment in Waddell & Reed Advisors Cash Management is subject to various risks, including the following:

Company Risk	Market Risk
Income Risk	Prepayment Risk
Interest Rate Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the skill of WRIMCO in selecting investments.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Defining Risks

  Company Risk -- An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.
  Income Risk -- The Fund may experience a decline in its income due to falling interest rates.
  Interest Rate Risk -- The value of a debt security, mortgage-backed security or fixed income obligation may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.
  Market Risk -- All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth an earlier time. Market risk may affect a single issuer or the market as a whole.
  Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities. As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Fund's income.

Your Account

Choosing a Share Class1

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $1 million or more.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C

No Initial sales charge	No initial sales charge	No initial sales charge

No deferred sales charge	Deferred sales charge on	A 1% deferred sales charge
	shares you sell within six	on shares you sell within
	years after purchase	12 months after purchase

Maximum distribution	Maximum distribution	Maximum distribution
and service (12b-1)	and service (12b-1) fees	and service (12b-1) fees
fees of 0.25%	of 1.00%	of 1.00%

For an investment of	Converts to Class A shares	Does not convert to Class A
$1 million or more, only	eight years after the month	shares, so annual expenses
Class A shares are	in which the shares were	do not decrease
available	purchased, thus reducing
future annual expenses
For an investment of
$300,000 or more, your
financial advisor typically
will recommend purchase
of Class A shares due to
a reduced sales charge
and lower annual expenses

[1]Class B and Class C shares are not available for direct investments.

The Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for its Class B and Class C shares; Class A shares do not have a 12b-1 Plan. Such Plans permit the Fund to pay marketing and other fees to support the sale and distribution of each Class of shares and the services provided to you by your financial advisor. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect.

Since these fees are paid out of a fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The ongoing expenses of Class A are lower than those for Class B or Class C Shares. All or a portion of these fees may be paid to your financial advisor.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B or Class C shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted above, Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge

1	5.0%

2	4.0%

3	3.0%

4	3.0%

5	2.0%

6	1.0%

7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on February 16, 2005, then redeems all Class B shares on February 14, 2006, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you will pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

The CDSC for Class B or Class C shares will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, a Keogh plan or a custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by a Fund, subject to the limitations on the service as further disclosed in each Fund's SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed redemptions of Fund shares exchanged for shares of the corresponding class of any fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV is less than $250 for Waddell & Reed Advisors Cash Management redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund for select Waddell & Reed Advisors Funds, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative and recordkeeping services.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For the 2005 and 2006 tax years, the Annual Dollar Limit is $4,000. (For 2004, the Annual Dollar Limit is $3,000.) For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for 2005 and for 2004 and $1,000 for 2006. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.
  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $42,000 for 2005.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.
  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.
  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Buying Shares

You may buy Class A shares of the Fund through Waddell & Reed and its financial advisors or through advisors of Legend. Certain Waddell & Reed Advisors Funds may also be purchased through non-affiliated third parties that have selling arrangements with Waddell & Reed. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

Waddell & Reed will not accept new account applications to establish an account with non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

By mail: To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

By telephone or internet: To purchase Class A shares of the Fund by wire or by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase. Please call 888.WADDELL (888.923.3355) to report your purchase, or fax the information to 800.532.2749. You should then instruct your bank to use the bank information listed immediately below. For internet transactions, you may not execute trades greater than $25,000.

Please instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the NYSE is open. The Fund normally calculates its NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class.

In the calculation of the Fund's NAV, short-term debt securities are valued at amortized cost, which approximates market value.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. the payment may be delayed for up to 10 days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account - Class A	$500 (per Fund)

For certain exchanges	$100 (per Fund)

For accounts opened with Automatic Investment Service - Class A	$50 (per Fund)

For accounts established through payroll deductions - Class A	Any amount

To Add to an Account	Any amount

For certain exchanges	$100 (per Fund)

For Automatic Investment Service - Class A	$25 (per Fund)

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By telephone and internet: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8. See "Buying Shares" for additional information.

By Automatic Investment Method: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer ("EFT") and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company (WRSCO) will send a check to the address on the account. For your protection, the address of record must not have changed within 30 days prior to your redemption request.

By telephone: If you have elected this method in your application or by subsequent authorization, you may receive payment of your redemption proceeds via direct ACH for any shares you hold or via wire. To redeem your shares, call 800.532.2783 or fax your request to 800.532.2749 and give your instructions to redeem your shares via ACH or via wire (wire redemptions of Waddell & Reed Advisors Cash Management require a $1,000 minimum redemption amount and a $10 per transaction wire fee). You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By internet: You must have previously established the internet redemption method via your financial advisor or by sending the appropriate form to WRSCO that can be obtained by calling 888.WADDELL. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.waddell.com. For your protection, your redemption proceeds will be mailed to your address of record, which must not have been changed within 30 days prior to your redemption request. Requests by internet can only be accepted for amounts up to $50,000.

To sell Class A shares of Waddell & Reed Advisors Cash Management by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more. Your account will be charged a fee of $0.75 for each check that you write on your account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a request for redemption in good order by WRSCO or other authorized Fund agent as described above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements

Individual or Joint Tenant	The written instructions must be signed by all persons
required to sign for transactions, exactly as their names
appear on the account.

Sole Proprietorship	The written instructions must be signed by the individual
owner of the business.

UGMA, UTMA	The custodian must sign the written instructions indicating
capacity as custodian.

Retirement Account	The written instructions must be signed by a properly
authorized person.

Trust	The trustee must sign the written instructions indicating
capacity as trustee. If the trustee's name is not in the
account registration, provide a currently certified copy
of the trust document.

Business or Organization	At least one person authorized by corporate resolution
to act on the account must sign the written instructions.

Conservator, Guardian	The written instructions must be signed by the person
or Other Fiduciary	properly authorized by court order to act in the particular
fiduciary capacity.

The Fund may require a signature guarantee in certain situations such as:
  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $250. The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $250. These redemptions will not be subject to a CDSC. The Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $250 due to changes in the market.

The CDSC will not apply to the proceeds of Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of the Fund and once as to Class C shares of the Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Fund's transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

  obtain information about your accounts
  obtain price information about other funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.
  obtain a Fund's current prospectus, SAI, annual report, or other information about the Funds request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, after every exchange, other than rebalance-related transactions for SPA and MAP products, and after every transfer or redemption)
  quarter-to-date statements (quarterly)
  year-to-date statements (after end of fourth quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Fund may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.waddell.com to view and/or download these documents, as well as other information about the Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via www.waddell.com.

Exchange Privileges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares).

For clients of Waddell & Reed and Legend, these same exchange privileges also apply to the corresponding classes of shares in the Ivy Family of Funds.

As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investment; therefore, you may now utilize Class A shares of Waddell & Reed Advisors Cash Management for your Funds Plus Service into Class A, B or C shares of a non-money market Fund. Please see the Fund's SAI for additional information.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each Fund within the Waddell &Reed Advisors Funds, Waddell &Reed InvestEd Portfolios, Inc. and Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, and in certain situations you may exchange Class A shares of Waddell & Reed Advisors Cash Management for Class B or Class C shares of any of the other Funds).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

How to Exchange

By mail: Send your written exchange request to WRSCO at the address listed under "Selling Shares."

By telephone: Call Waddell & Reed at 888.WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. Waddell & Reed employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, Waddell & Reed may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You may be allowed to exchange by internet if (1) you have established the internet exchange option; and (2) you can provide proper identification information.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or Waddell & Reed, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in municipal obligations, or that invests a significant portion of its assets in high-yield fixed income securities.

To discourage market timing activities by investors, the Funds' Board of Directors has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and that it applies for monitoring transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares. As an additional step, WRSCO reviews internal monthly reporting of a Fund's overall redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or Waddell & Reed will, for clients of Waddell & Reed (including those shareholders that do not utilize any financial intermediary), send a letter to the shareholder to state that we are suspending exchange privileges and will refuse to accept additional purchases in the account. For trading via the NSCC we will, if possible, place a trading block on our system at a dealer-branch level or, if that cannot be accomplished, we will contact the associated broker-dealers and request that they block further trading. The letter will inform the shareholder that he/she may request the reinstatement of exchange privileges and the ability to make additional investments, after a prescribed period of time. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

A Fund seeks to apply its market timing policy consistently to all shareholders and prospective investors. Although the Funds, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries, mainly due to the fact that the intermediary maintains the underlying shareholder account, and the Fund cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO handles, there can be no assurance that such efforts will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly

Funds Plus Service
To move money from Waddell & Reed Advisors Cash Management, Inc. Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, the Fund declares dividends from net investment income daily and pays monthly. Net capital gains ordinarily are distributed in December.

Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) are usually distributed in December.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.

Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund who satisfy certain holding period requirements with respect to their Fund shares. However, none of the dividends paid by Waddell & Reed Advisors Cash Management are expected to be eligible for treatment as qualified dividend income.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you have a gain on a redemption of a Municipal Fund's shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest earned by the Fund but not yet paid out as a dividend. If the redemption is not made until after record date, however, you will receive that interest as an exempt-interest dividend rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See "Your Account--Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. The Fund must withhold a portion of all taxable dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Fund.

The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; you will find more information in the Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Fund

Portfolio Management

Each of the registered investment companies in the Waddell & Reed Advisors Funds (including Waddell & Reed Advisors Cash Management), W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (Funds) is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to the Funds since the inception of each registered investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Prior to June 30, 2003, each of the Funds in the Ivy Funds, Inc. (formerly, W&R Funds, Inc.) was also managed by WRIMCO. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. to Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO. WRIICO is also the investment manager for Ivy Funds, which together with Ivy Funds, Inc. comprise the Ivy Family of Funds.

Mira Stevovich is primarily responsible for the management of Waddell & Reed Advisors Cash Management, Inc. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Vice President of WRIMCO and WRIICO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO and WRIICO serve as investment manager. Ms. Stevovich has been an employee of WRIMCO and its predecessor since March 1987. She earned a BA degree from Colorado Womens College, and holds an MA degree in Soviet and East European Studies and an MBA from the University of Kansas. Ms. Stevovich is a Chartered Financial Analyst.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in that Fund's SAI.

The management fee is payable by the Fund at the annual rate of 0.40% of net assets.

Financial Highlights

The following information is to help you understand the financial performance of the Fund's Class A, Class B and Class C for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

The information for the Fund has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements for the Fund for the fiscal year ended September 30, 2004, is included in that Fund's Annual Report to Shareholders, which is available upon request.

WADDELL & REED ADVISORS CASH MANAGEMENT
	Selected Per-Share Data

	Income From Investment Operations		Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income	Declared From Investment Income	Net Asset Value End of Period

Class A
10-1-03 to 9-30-04	$1.00	$0.0032	$(0.0032)	$1.00
10-1-02 to 9-30-03	1.00	0.0060	(0.0060)	1.00
10-1-01 to 9-30-02	1.00	0.0139	(0.0139)	1.00
10-1-00 to 9-30-01	1.00	0.0463	(0.0463)	1.00
7-1-00 to 9-30-00	1.00	0.0148	(0.0148)	1.00
7-1-99 to 6-30-00	1.00	0.0511	(0.0511)	1.00
Class B
10-1-03 to 9-30-04	$1.00	$0.0001	$(0.0001)	$1.00
10-1-02 to 9-30-03	1.00	0.0006	(0.0006)	1.00
10-1-01 to 9-30-02	1.00	0.0047	(0.0047)	1.00
10-1-00 to 9-30-01	1.00	0.0372	(0.0372)	1.00
7-1-00 to 9-30-00	1.00	0.0133	(0.0133)	1.00
9-9-99* to 6-30-00	1.00	0.0346	(0.0346)	1.00
Class C
10-1-03 to 9-30-04	$1.00	$0.0001	$(0.0001)	$1.00
10-1-02 to 9-30-03	1.00	0.0005	(0.0005)	1.00
10-1-01 to 9-30-02	1.00	0.0047	(0.0047)	1.00
10-1-00 to 9-30-01	1.00	0.0373	(0.0373)	1.00
7-1-00 to 9-30-00	1.00	0.0126	(0.0126)	1.00
9-9-99* to 6-30-00	1.00	0.0335	(0.0335)	1.00
*Commencement of operations of the class.
(a)Annualized.
	Ratios and Supplemental Data

For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets Without Reimbursement	Ratio of Net Investment Income to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets Without Reimbursement

Class A
10-1-03 to 9-30-04	0.32%	$ 683	0.92%	-	0.32%	-
10-1-02 to 9-30-03	0.61%	860	0.80%	-	0.62%	-
10-1-01 to 9-30-02	1.39%	1,038	0.78%	-	1.37%	-
10-1-00 to 9-30-01	4.78%	1,062	0.76%	-	4.60%	-
7-1-00 to 9-30-00	1.50%	875	0.81%[a]	-	5.92%[a]	-
7-1-99 to 6-30-00	5.18%	782	0.83%	-	5.08%	-
Class B
10-1-03 to 9-30-04	0.01%	$10	1.24%	1.96%	0.01%	-0.71%
10-1-02 to 9-30-03	0.06%	14	1.34%	1.72%	0.06%	-0.32%
10-1-01 to 9-30-02	0.47%	13	1.69%	-	0.45%	-
10-1-00 to 9-30-01	3.83%	11	1.66%	-	3.49%	-
7-1-00 to 9-30-00	1.37%	2	1.43%[a]	-	5.29%[a]	-
9-9-99* to 6-30-00	3.43%	3	1.67%[a]	-	4.49%[a]	-
Class C
10-1-03 to 9-30-04	0.01%	$7	1.25%	2.03%	0.01%	-0.77%
10-1-02 to 9-30-03	0.05%	8	1.34%	1.75%	0.05%	-0.37%
10-1-01 to 9-30-02	0.45%	7	1.72%	-	0.42%	-
10-1-00 to 9-30-01	3.83%	5	1.65%	-	3.57%	-
7-1-00 to 9-30-00	1.29%	1	1.68%[a]	-	5.05%[a]	-
9-9-99* to 6-30-00	3.32%	1	1.82%[a]	-	4.45%[a]	-

WADDELL & REED ADVISORS FUNDS

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
888.WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
888.WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
888.WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
888.WADDELL

WADDELL & REED ADVISORS CASH MANAGEMENT

You can get more information about the Fund in the -

  Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via email at request@waddell.com and are available at waddell.com.

Information about the Fund (including the Fund's current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

The Fund's SEC file number is 811-2922.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

NUP1110 (01/05)